20 Logistics Boulevard, Walton, KY Exhibit 99.2 Square Feet: 603,586 Tenant: Cummins Inc. First Quarter 2019 Supplemental Operating and Financial Data 1 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE/ EXHIBIT CORPORATE INFORMATION Company Profile 4 Investor Information 5 Research Coverage 6 FINANCIALS Key Financial Data 8 Condensed Consolidated Balance Sheets 9 TABLE OF CONTENTS TABLE Condensed Consolidated Statements of Income 10 Condensed Consolidated Statements of Cash Flows 11 Debt Summary 13 Debt Maturity Schedule 14 Leverage Ratios and Coverage Ratios 15 Capital Expenditures Summary 16 Property Acquisitions and Dispositions Information Since 1/1/19 17 Calculation and Reconciliation of NOI and Cash Basis NOI 18 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 19 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 20 Calculation of FFO and Normalized FFO 21 Definitions of Certain Non-GAAP Financial Measures 22 PORTFOLIO INFORMATION Portfolio Summary by Property Type 24 Same Property Results of Operations by Property Type 25 Leasing Summary 27 Occupancy and Leasing Analysis by Property Type 28 Tenant Credit Characteristics 29 Pro Forma Tenant Credit Characteristics 30 Tenants Representing 1% or More of Total Annualized Rental Revenues 31 Five Year Lease Expiration and Reset Schedule by Property Type 32 Pro Forma Five Year Lease Expiration and Reset Schedule by Property Type 33 Portfolio Lease Expiration Schedule 34 Pro Forma Portfolio Lease Expiration Schedule 35 EXHIBIT A Property Detail 37 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 47 2

996 Paragon Way, Rock Hill, SC Square Feet: 945,023 Tenant: Exel Inc. CORPORATE INFORMATION 3

COMPANY PROFILE

COMPANY PROFILE

The Company:

Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. On January 17, 2018, we completed our initial public offering, or the IPO. For the periods prior to January 17, 2018, our results of operations relate to 266 properties contributed by our former parent, Select Income REIT, or SIR, a former publicly traded REIT that merged with and into a wholly owned subsidiary of Office Properties Income Trust, or OPI, on December 31, 2018. As of March 31, 2019, we owned 277 properties with approximately 33.2 million rentable square feet located in 28 states, including 226 buildings, leasable land parcels and easements with approximately 16.8 million rentable square feet that are primarily industrial lands located in Hawaii. We are included in the Russell 2000® Index, the Russell 3000® Index, the MSCI U.S. REIT Index and the FTSE EPRA/NAREIT United States Index.

Management:

ILPT is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing ILPT, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Office Properties Income Trust, a REIT that owns office buildings primarily leased to single tenants and those with high credit quality characteristics such as government entities, and Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships, and TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT, through wholly owned SEC registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of March 31, 2019, RMR had $30.0 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,500 properties and approximately 50,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: ILPT

Key Data (as of and for the three months ended March 31, 2019):
(dollars and sq. ft. in 000s)

Total properties	277
Total sq. ft.	33,243
Percent leased	99.4%
Q1 2019 Rental income	$ 45,987
Q1 2019 Net income	$ 16,786
Q1 2019 Normalized FFO (1)	$ 26,397

(1) See page 21 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to those amounts.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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INVESTOR INFORMATION Board of Trustees Bruce M. Gans Lisa Harris Jones Joseph L. Morea Independent Trustee Independent Trustee Independent Trustee John G. Murray Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management John G. Murray Richard W. Siedel, Jr. President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Financial inquiries should be directed to Richard W. Siedel, Jr., Two Newton Place Chief Financial Officer and Treasurer, at (617) 219-1460 255 Washington Street, Suite 300 or rsiedel@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 Investor and media inquiries should be directed to (e-mail) info@ilptreit.com Olivia Snyder, Manager, Investor Relations, (website) www.ilptreit.com at (617) 219-1489 or osnyder@ilptreit.com. 5

RESEARCH COVERAGE Equity Research Coverage B. Riley FBR JMP Securities Bryan Maher Mitch Germain (646) 885-5423 (212) 906-3546 RESEARCH COVERAGE bmaher@brileyfbr.com mgermain@jmpsecurities.com Bank of America / Merrill Lynch RBC Capital Markets James Feldman Michael Carroll (646) 855-5808 (440) 715-2649 james.feldman@baml.com michael.carroll@rbccm.com ILPT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. 6

4237-4255 Anson Boulevard, Whitestown, IN Square Feet: 1,036,573 Tenant: Amazon.com Services, Inc. FINANCIALS 7

KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Selected Balance Sheet Data:					
Total gross assets (1)	$ 1,917,372	$ 1,627,902	$ 1,594,907	$ 1,544,931	$ 1,512,327
Total assets	$ 1,818,149	$ 1,534,611	$ 1,506,629	$ 1,461,350	$ 1,433,235
Total liabilities	$ 794,425	$ 506,338	$ 475,422	$ 427,033	$ 400,407
Total shareholders' equity	$ 1,023,724	$ 1,028,273	$ 1,031,207	$ 1,034,317	$ 1,032,828
Selected Income Statement Data:					
Rental income	$ 45,987	$ 42,074	$ 40,431	$ 39,420	$ 40,605
Net income	$ 16,786	$ 18,288	$ 18,142	$ 18,726	$ 19,232
NOI (2)	$ 37,036	$ 33,486	$ 32,208	$ 32,014	$ 32,475
Adjusted EBITDA*re* (3)	$ 34,074	$ 30,877	$ 29,618	$ 29,490	$ 30,018
FFO and Normalized FFO (4)	$ 26,397	$ 25,948	$ 25,294	$ 25,616	$ 26,105
Per Common Share Data:					
Net income - basic and diluted	$ 0.26	$ 0.28	$ 0.28	$ 0.29	$ 0.31
FFO and Normalized FFO - basic and diluted (4)	$ 0.41	$ 0.40	$ 0.39	$ 0.39	$ 0.42
Dividends:					
Annualized dividends paid per share	$ 1.32	$ 1.32	$ 1.32	$ 1.32	
Annualized dividend yield (at end of period) (5)	6.5%	6.7%	5.7%	5.9%	
Normalized FFO payout ratio (4)	80.5%	82.5%	84.6%	84.6%	

(1) Total gross assets is total assets plus accumulated depreciation.
(2) See page 18 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount.
(3) See page 20 for the calculation of Adjusted EBITDA*re* and a reconciliation of net income determined in accordance with GAAP to that amount.
(4) See page 21 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with GAAP to those amounts.
(5) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) March 31, December 31, 2019 2018 ASSETS Real estate properties: Land $ 690,059 $ 670,501 Buildings and improvements 997,799 791,895 1,687,858 1,462,396 Accumulated depreciation (99,223) (93,291) 1,588,635 1,369,105 Acquired real estate leases, net 96,889 75,803 Cash and cash equivalents 16,126 9,608 Rents receivable, including straight line rents of $55,611 and $54,916, respectively 58,244 56,940 Deferred leasing costs, net 6,051 6,157 Debt issuance costs, net 4,061 4,430 Due from related persons 1,731 1,390 Other assets, net 46,412 11,178 Total assets $ 1,818,149 $ 1,534,611 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 50,000 $ 413,000 Mortgage notes payable, net 693,792 49,195 Assumed real estate lease obligations, net 17,806 18,316 Accounts payable and other liabilities 16,117 12,040 Rents collected in advance 8,719 6,004 Security deposits 6,192 6,130 Due to related persons 1,799 1,653 Total liabilities 794,425 506,338 Commitments and contingencies CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Shareholders' equity: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,074,791 shares issued and outstanding 651 651 Additional paid in capital 998,520 998,447 Cumulative net income 106,443 89,657 Cumulative other comprehensive income 66 — Cumulative common distributions (81,956) (60,482) Total shareholders' equity 1,023,724 1,028,273 Total liabilities and shareholders' equity $ 1,818,149 $ 1,534,611 9

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except percentage data and per share data) Three Months Ended March 31, 2019 2018 Rental income $ 45,987 $ 40,605 Expenses: Real estate taxes 5,565 4,585 Other operating expenses 3,386 3,545 Depreciation and amortization 9,611 6,873 General and administrative 3,800 2,574 Total expenses 22,362 17,577 Interest income 361 13 Interest expense (including net amortization of debt issuance costs and premiums of $403 and $311, respectively) (7,596) (3,802) Income before income tax expense and equity in earnings of an investee 16,390 19,239 Income tax expense (8) (7) Equity in earnings of an investee 404 — Net income $ 16,786 $ 19,232 Weighted average common shares outstanding - basic 65,032 61,445 Weighted average common shares outstanding - diluted 65,041 61,445 Net income per common share - basic and diluted $ 0.26 $ 0.31 Additional Data: General and administrative expenses / total assets (at end of period) 0.2% 0.2% Non-cash straight line rent adjustments included in rental income (1) $ 979 $ 1,194 Lease value amortization included in rental income (1) $ 113 $ 102 CONDENSED CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONDENSED CONSOLIDATED (1) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. 10

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) Three Months Ended March 31, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 16,786 $ 19,232 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 5,856 4,478 Net amortization of debt issuance costs and premiums 403 311 Amortization of acquired real estate leases and assumed real estate lease obligations 3,310 2,105 Amortization of deferred leasing costs 337 194 Provision for losses on rents receivable — 400 Straight line rental income (979) (1,194) Other non-cash expenses 73 104 Equity in earnings of an investee (404) — Change in assets and liabilities: Rents receivable (325) (321) Deferred leasing costs (21) (9) Due from related persons (341) (4,133) Other assets (3,495) 599 Accounts payable and other liabilities 4,207 788 Rents collected in advance 2,715 2,632 Security deposits 62 56 Due to related persons 146 (3,149) Net cash provided by operating activities 28,330 22,093 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions and deposits (281,424) — Real estate improvements (477) (1,347) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Net cash used in investing activities (281,901) (1,347) 11

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) Three Months Ended March 31, 2019 2018 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of common shares, net — 444,309 Proceeds from issuance of mortgage notes payable 650,000 — Borrowings under revolving credit facility 85,000 7,000 Repayments of revolving credit facility (448,000) (455,000) Payment of debt issuance costs (5,437) (4,183) Distributions to common shareholders (21,474) — Contributions (1) — 16,162 Distributions (1) — (9,187) Net cash provided by (used in) financing activities 260,089 (899) Increase in cash and cash equivalents 6,518 19,847 Cash and cash equivalents at beginning of period 9,608 — Cash and cash equivalents at end of period $ 16,126 $ 19,847 SUPPLEMENTAL DISCLOSURES: Interest paid $ 5,215 $ 3,196 Income taxes paid $ 64 $ — (1) Relates to transactions that occurred prior to the IPO. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED 12

DEBT SUMMARY

DEBT SUMMARY

(dollars in thousands)

As of March 31, 2019: [4]	Coupon Rate [1]	Interest Rate [2]	Principal Balance [3]	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
Revolving credit facility [5]	3.710%	3.710%	$ 50,000	12/29/2021	$ 50,000	2.8
Secured Fixed Rate Debt:						
One property in Virginia	3.990%	3.480%	48,750	11/1/2020	48,750	1.6
186 properties in Hawaii	4.310%	4.310%	650,000	2/7/2029	650,000	9.9
Subtotal / weighted average secured fixed rate debt	4.288%	4.252%	698,750		698,750	9.3
Total / weighted average debt	4.249%	4.216%	$ 748,750		$ 748,750	8.9

(1) Reflects the interest rate stated in, or determined pursuant to, the contract terms.
(2) Includes the effect of mark to market accounting for our mortgage notes. Excludes upfront transaction costs.
(3) Principal balance excludes unamortized premiums and debt issuance costs related to these debts. Total debt outstanding as of March 31, 2019, plus unamortized premiums and debt issuance costs totaling $4,958, was $743,792.
(4) In connection with the acquisition in April 2019 of 18 industrial properties located in 12 states with an aggregate of approximately 8,694,000 square feet for a purchase price of $624,650, excluding acquisition related costs, we assumed $56,980 of mortgage debt, with a maturity date of October 1, 2023. This assumed mortgage debt is not included in the table above because it was assumed after March 31, 2019.
(5) We have a $750,000 revolving credit facility which has a maturity date of December 29, 2021. This revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 25 basis points per annum as of March 31, 2019. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under our revolving credit facility at March 31, 2019. Interest rate is as of March 31, 2019 and excludes the commitment fee. The maximum borrowing availability under our revolving credit facility may be increased to up to $1,500,000 in certain circumstances.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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DEBT MATURITY SCHEDULE (dollars in thousands) Scheduled Principal Payments as of March 31, 2019 (1) Unsecured Secured Floating Fixed Year Rate Debt Rate Debt Total (2) 2020 $ — $ 48,750 $ 48,750 2021 50,000 (3) — 50,000 2029 — 650,000 650,000 DEBT MATURITY SCHEDULE DEBT MATURITY Total $ 50,000 $ 698,750 $ 748,750 Percent 6.7% 93.3% 100.0% (1) In connection with the acquisition in April 2019 of 18 industrial properties located in 12 states with an aggregate of approximately 8,694,000 square feet for a purchase price of $624,650, excluding acquisition related costs, we assumed $56,980 of mortgage debt, with a maturity date of October 1, 2023. This assumed mortgage debt is not included in the table above because it was assumed after March 31, 2019. (2) Total debt outstanding as of March 31, 2019, plus unamortized premiums and debt issuance costs totaling $4,958, was $743,792. (3) Represents the amount outstanding under our $750,000 revolving credit facility at March 31, 2019. This revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 25 basis points per annum as of March 31, 2019. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. 14

LEVERAGE RATIOS AND COVERAGE RATIOS

LEVERAGE RATIOS AND COVERAGE RATIOS

(dollars in thousands)

	As of and For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018 (1)
Leverage Ratios:					
Total debt (2) / total gross assets (3)	39.1%	28.4%	26.9%	24.8%	23.2%
Total debt (2) / gross book value of real estate assets (4)	41.0%	29.3%	27.7%	25.7%	24.2%
Total debt (2) / total market capitalization (5)	36.3%	26.5%	22.3%	20.9%	21.0%
Secured debt (2) / total assets	38.4%	3.2%	3.2%	3.3%	3.4%
Variable rate debt (2) / total debt (2)	6.7%	89.4%	88.6%	87.3%	86.1%
Coverage Ratios:					
Total debt (2) / annualized Adjusted EBITDA*re* (6)	5.5x	3.7x	3.6x	3.3x	2.9x
Adjusted EBITDA*re* (6) / interest expense	4.5x	6.6x	7.3x	8.3x	7.9x

(1) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility. On December 27, 2018, SIR distributed all 45,000,000 of our common shares that SIR owned to SIR's shareholders of record as of the close of business on December 20, 2018.
(2) Debt amounts represent the principal balance as of the date reported.
(3) Total gross assets is total assets plus accumulated depreciation.
(4) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any.
(5) Total market capitalization is total debt plus the market value of our common shares at the end of the period.
(6) See page 20 for the calculation of Adjusted EBITDA*re* and for a reconciliation of net income determined in accordance with GAAP to that amount.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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CAPITAL EXPENDITURES SUMMARY (dollars in thousands) For the Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Tenant improvements (1) $ 16 $ 1,362 $ — $ — $ 69 Leasing costs (2) 156 1,206 188 324 5 Building improvements (3) 43 827 657 211 90 Recurring capital expenditures 215 3,395 845 535 164 Development, redevelopment and other activities (4) 160 584 110 78 378 Total capital expenditures $ 375 $ 3,979 $ 955 $ 613 $ 542 (1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. (2) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. CAPITAL EXPENDITURES SUMMARY CAPITAL (3) Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. (4) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property and (ii) capital expenditure projects that reposition a property or result in new sources of revenues. 16

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/19

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/19

(dollars and sq. ft. in thousands, except per sq. ft. data)

Acquisitions:

Date Acquired	Location	Number of Properties	Sq. Ft.	Purchase Price (1)	Purchase Price (1) / Sq. Ft.	Cap Rate (2)	Weighted Average Remaining Lease Term in Years (3)	Percent Leased (4)	Major Tenant
February 2019	2 states	7	3,708	$ 249,500	$ 67	6.1%	3.8	100%	Various
April 2019	Plainfield, IN	1	494	30,500	62	5.5%	9.2	100%	Siemens Medical Solutions USA, Inc.
April 2019	12 states	18	8,694	624,650	72	6.4%	9.2	100%	Various
Total / Weighted Average		26	12,896	$ 904,650	$ 70	6.3%	7.9	100%	

(1) Represents the gross purchase price, including assumed mortgage debt, if any, and excluding acquisition related costs and purchase price allocations.
(2) Represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases as of the date of acquisition, less estimated annual property operating expenses as of the date of acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of any assumed debt and excluding acquisition related costs.
(3) Average remaining lease term in years is weighted based on rental revenues as of the date acquired.
(4) Percent leased is as of the date acquired.

Dispositions:

We have not disposed of any properties since January 1, 2019.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Calculation of NOI and Cash Basis NOI:					
Rental income	$ 45,987	$ 42,074	$ 40,431	$ 39,420	$ 40,605
Real estate taxes	(5,565)	(5,233)	(4,942)	(4,582)	(4,585)
Other operating expenses	(3,386)	(3,355)	(3,281)	(2,824)	(3,545)
NOI	37,036	33,486	32,208	32,014	32,475
Non-cash straight line rent adjustments included in rental income (2)	(979)	(1,379)	(1,128)	(1,038)	(1,194)
Lease value amortization included in rental income (2)	(113)	(106)	(92)	(101)	(102)
Cash Basis NOI	$ 35,944	$ 32,001	$ 30,988	$ 30,875	$ 31,179
Reconciliation of Net Income to NOI and Cash Basis NOI:					
Net income	$ 16,786	$ 18,288	$ 18,142	$ 18,726	$ 19,232
Equity in earnings of an investee	(404)	—	—	—	—
Income tax expense	8	8	9	8	7
Income before income tax expense and equity in earnings of an investee	16,390	18,296	18,151	18,734	19,239
Interest expense	7,596	4,675	4,052	3,552	3,802
Interest income	(361)	(66)	(71)	(50)	(13)
General and administrative	3,800	2,921	2,924	2,888	2,574
Depreciation and amortization	9,611	7,660	7,152	6,890	6,873
NOI	37,036	33,486	32,208	32,014	32,475
Non-cash straight line rent adjustments included in rental income (2)	(979)	(1,379)	(1,128)	(1,038)	(1,194)
Lease value amortization included in rental income (2)	(113)	(106)	(92)	(101)	(102)
Cash Basis NOI	$ 35,944	$ 32,001	$ 30,988	$ 30,875	$ 31,179

(1) See Definitions of Certain Non-GAAP Financial Measures on page 22 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

18

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI (1) (dollars in thousands) Three Months Ended March 31, CASH BASIS NOI 2019 2018 Reconciliation of NOI to Same Property NOI (2): Rental income $ 45,987 $ 40,605 Real estate taxes (5,565) (4,585) Other operating expenses (3,386) (3,545) NOI 37,036 32,475 Less: NOI of properties not included in same property results (3,569) — Same property NOI $ 33,467 $ 32,475 Calculation of Same Property Cash Basis NOI (2): Same property NOI $ 33,467 $ 32,475 Less: Non-cash straight line rent adjustments included in rental income (3) (728) (1,194) Lease value amortization included in rental income (3) (113) (102) Same property Cash Basis NOI $ 32,626 $ 31,179 (1) See Definitions of Certain Non-GAAP Financial Measures on page 22 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) For the three months ended March 31, 2019 and 2018, same property NOI and Cash Basis NOI are based on properties that we owned as of March 31, 2019 and that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2018. (3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non- cash amortization of intangible lease assets and liabilities and lease termination fees, if any. 19 RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY AND CALCULATION NOI SAME PROPERTY OF NOI TO RECONCILIATION

re CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) (dollars in thousands) For the Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net income $ 16,786 $ 18,288 $ 18,142 $ 18,726 $ 19,232 Plus: interest expense 7,596 4,675 4,052 3,552 3,802 Plus: income tax expense 8 8 9 8 7 Plus: depreciation and amortization 9,611 7,660 7,152 6,890 6,873 EBITDA and EBITDAre 34,001 30,631 29,355 29,176 29,914 AND ADJUSTED EBITDA AND Plus: general and administrative expense paid in common shares (2) 73 246 263 314 104 re Adjusted EBITDAre $ 34,074 $ 30,877 $ 29,618 $ 29,490 $ 30,018 (1) See Definitions of Certain Non-GAAP Financial Measures on page 22 for the definitions of EBITDA, EBITDAre, Adjusted EBITDAre and a description of why we believe they are appropriate supplemental measures. (2) Amounts represent equity based compensation to our trustees, our officers and certain other employees of The RMR Group LLC. CALCULATION OF EBITDA, EBITDA CALCULATION 20

CALCULATION OF FFO AND NORMALIZED FFO (1) (dollars and shares in thousands, except per share data) For the Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net income $ 16,786 $ 18,288 $ 18,142 $ 18,726 $ 19,232 Plus: depreciation and amortization 9,611 7,660 7,152 6,890 6,873 FFO and Normalized FFO $ 26,397 $ 25,948 $ 25,294 $ 25,616 $ 26,105 Share and Per Share Data: Weighted average common shares outstanding - basic 65,032 65,029 65,022 65,011 61,445 Weighted average common shares outstanding - diluted 65,041 65,032 65,022 65,011 61,445 Net income per common share - basic and diluted $ 0.26 $ 0.28 $ 0.28 $ 0.29 $ 0.31 FFO and Normalized FFO per common share - basic and diluted $ 0.41 $ 0.40 $ 0.39 $ 0.39 $ 0.42 CALCULATION OF FFO AND NORMALIZED FFO OF FFO CALCULATION (1) See Definitions of Certain Non-GAAP Financial Measures on page 22 for the definitions of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. 21

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of applicable SEC rules, including FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income as presented in our condensed consolidated statements of income. We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations at our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 18 and 19. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 20. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 20 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO: We calculate funds from operations, or FFO, and Normalized FFO as shown on page 21. FFO is calculated on the basis defined by Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the items shown on page 21, if any, and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to qualify for taxation as a REIT, limitations in our credit agreement, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN companies and REITs may calculate FFO and Normalized FFO differently than we do. 22

2833 Paa St. Honolulu, HI Square Feet: 30,000 Tenant: W.W. Grainger, Inc. PORTFOLIO INFORMATION 23

PORTFOLIO SUMMARY BY PROPERTY TYPE (dollars and sq. ft. in thousands) As of and For the Three Months Ended March 31, 2019 Mainland Hawaii Key Statistic Properties Properties Total Leasable properties 51 226 (1) 277 Percent of total 18.4% 81.6% 100.0% Total square feet 16,409 16,834 33,243 Percent of total 49.4% 50.6% 100.0% Leased square feet 16,409 16,620 33,029 Percent leased 100.0% 98.7% 99.4% Rental income $ 20,560 $ 25,427 $ 45,987 Percent of total 44.7% 55.3% 100.0% NOI (2) $ 17,427 $ 19,609 $ 37,036 PORTFOLIO SUMMARY BY PROPERTY TYPE PROPERTY BY PORTFOLIO SUMMARY Percent of total 47.1% 52.9% 100.0% Cash Basis NOI (2) $ 16,820 $ 19,124 $ 35,944 Percent of total 46.8% 53.2% 100.0% (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. (2) See page 18 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts. 24

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (dollars and sq. ft. in thousands) As of and For the Three Months Ended (1) 3/31/2019 3/31/2018 Leasable Properties: Mainland Properties 40 40 Hawaii Properties 226 226 Total 266 266 Square Feet (2): Mainland Properties 11,716 11,706 Hawaii Properties 16,834 16,834 Total 28,550 28,540 Percent Leased (3): Mainland Properties 100.0% 100.0% Hawaii Properties 98.7% 99.9% Total 99.2% 99.9% Rental income Mainland Properties $ 16,043 $ 15,971 Hawaii Properties 25,427 24,634 Total $ 41,470 $ 40,605 (1) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2018. (2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE PROPERTY BY OF OPERATIONS RESULTS SAME PROPERTY (3) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. 25

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) (dollars in thousands) As of and For the Three Months Ended (1) 3/31/2019 3/31/2018 NOI (2): Mainland Properties $ 13,858 $ 13,553 Hawaii Properties 19,609 18,922 Total $ 33,467 $ 32,475 Cash Basis NOI (2): Mainland Properties $ 13,502 $ 13,049 Hawaii Properties 19,124 18,130 Total $ 32,626 $ 31,179 NOI % Change: Mainland Properties 2.3% Hawaii Properties 3.6% Total 3.1% Cash Basis NOI % Change: Mainland Properties 3.5% Hawaii Properties 5.5% Total 4.6% (1) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2018. (2) See page 18 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts, and see page 19 for the calculation and a reconciliation of same property NOI and same property Cash Basis NOI. SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) PROPERTY BY OF OPERATIONS RESULTS SAME PROPERTY 26

LEASING SUMMARY

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Leasable buildings [1]	277	270	269	267	266
Total sq. ft. [2]	33,243	29,535	29,216	28,780	28,540
Square feet leased	33,029	29,321	29,002	28,516	28,534
Percentage leased	99.4%	99.3%	99.3%	99.1%	99.9%
Leasing Activity (Sq. Ft.):					
New leases	—	194 [3]	120	55	1
Renewals	271	1,598	204	163	295
Rent resets	483	80	516	34	—
Total	754	1,872	840	252	296
% Change in GAAP Rent [4]:					
New leases	—%	71.9%	-15.3%	46.7%	19.6%
Renewals	15.8%	17.8%	26.6%	25.5%	46.3%
Rent resets	28.0%	18.2%	20.3%	18.0%	—%
Weighted average (by square feet)	22.9%	23.7%	17.7%	31.3%	45.9%
Leasing Costs and Concession Commitments [5]:					
New leases	$ —	$ 957	$ 321	$ 484	$ 33
Renewals	88	651	77	56	35
Total	$ 88	$ 1,608	$ 398	$ 540	$ 68
Leasing Costs and Concession Commitments per Sq. Ft. [6]:					
New leases	$ —	$ 4.93	$ 2.68	$ 8.80	$ 33.00
Renewals	$ 0.32	$ 0.41	$ 0.38	$ 0.34	$ 0.12
Total	$ 0.32	$ 0.90	$ 1.23	$ 2.48	$ 0.23
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	—	15.0	4.4	21.1	7.0
Renewals	9.4	14.3	16.1	7.7	30.4
Total	9.4	14.4	11.8	11.1	30.3
Leasing Costs and Concession Commitments per Sq. Ft. per Year [5] [6]:					
New leases	$ —	$ 0.33	$ 0.61	$ 0.42	$ 4.71
Renewals	$ 0.03	$ 0.03	$ 0.02	$ 0.04	$ 0.00
Total	$ 0.03	$ 0.06	$ 0.10	$ 0.22	$ 0.01

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily industrial lands located in Hawaii.
(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(3) Includes a 194 square foot expansion to be constructed prior to the commencement of the lease.
(4) Percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space).
(5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(6) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

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OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE

(sq. ft. in thousands)

Property Type	Total Sq. Ft. (1) As of 3/31/2019	Sq. Ft. Leases Executed During the Three Months Ended 3/31/2019		
		New	Renewals	Total
Mainland Properties	16,409	—	—	—
Hawaii Properties	16,834	—	271	271
Total	33,243	—	271	271

Property Type	As of 12/31/2018	12/31/2018 % Leased (2)	Sq. Ft. Leased				3/31/2019 % Leased
			Expired	New and Renewals	Acquisitions / (Sales)	As of 3/31/2019 (3)	
Mainland Properties	12,701	100.0%	—	—	3,708	16,409	100.0%
Hawaii Properties	16,620	98.7%	(271)	271	—	16,620	98.7%
Total	29,321	99.3%	(271)	271	3,708	33,029	99.4%

(1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(2) Excludes effects of space re-measurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.
(3) Square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.

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TENANT CREDIT CHARACTERISTICS As of March 31, 2019 % of Annualized Rental Revenues (1) Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 44.0% 27.0% Subsidiaries of investment grade rated parent entities 9.8% 5.2% Other leased Hawaii lands —% 41.1% Subtotal investment grade rated, subsidiaries of 53.8% 73.3% investment grade rated parent entities and other leased Hawaii lands Other unrated or non-investment grade 46.2% 26.7% 100.0% 100.0% Mainland Properties Consolidated Properties TENANT CREDIT CHARACTERISTICS % of Annualized Rental Revenues (1) % of Annualized Rental Revenues (1) Other unrated or non- Other unrated or Subsidiaries investment grade: 46.2% non-investment Investment grade of investment grade: 26.7% rated: 27.0% grade rated parent entities: 9.8% Subsidiaries of investment grade rated parent entities: Investment grade rated: Other leased Hawaii lands: 5.2% 44.0% 41.1% (1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. 29

PRO FORMA TENANT CREDIT CHARACTERISTICS (1) As of March 31, 2019 % of Annualized Rental Revenues (2) Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 39.3% 27.9% Subsidiaries of investment grade rated parent entities 22.5% 13.7% Other leased Hawaii lands —% 32.2% Subtotal investment grade rated, subsidiaries of 61.8% 73.8% investment grade rated parent entities and other leased Hawaii lands Other unrated or non-investment grade 38.2% 26.2% 100.0% 100.0% Mainland Properties Consolidated Properties % of Annualized Rental Revenues (2) % of Annualized Rental Revenues (2) Other unrated or non- Other unrated or investment grade: 38.2% Investment grade non-investment Subsidiaries rated: 27.9% of investment grade: 26.2% PRO FORMA TENANT CREDIT CHARACTERISTICS PRO FORMA grade rated parent entities: 22.5% Other leased Hawaii Investment grade rated: lands: 32.2% Subsidiaries of 39.3% investment grade rated parent entities: 13.7% (1) Pro Forma Tenant Credit Characteristics includes our acquisitions made in April 2019, as if the acquisitions had been completed as of March 31, 2019. (2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. 30

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

As of March 31, 2019

(sq. ft. in thousands)

		Actual - As of March 31, 2019			Pro Forma Includes April 2019 acquisitions, as if they had been completed as of March 31, 2019		
		Rented Sq. Ft. (1)	% of Total Rented Sq. Ft. (1)	% of Total Annualized Rental Revenues (2)	Rented Sq. Ft. (1)	% of Total Rented Sq. Ft. (1)	% of Total Annualized Rental Revenues (2)
1	Amazon.com Services, LLC	4,085	12.4%	11.7%	6,119	14.5%	14.7%
2	The Proctor & Gamble Distributing LLC	—	—%	—%	1,791	4.2%	3.8%
3	Restoration Hardware, Inc.	1,195	3.6%	3.3%	1,195	2.8%	2.6%
4	Federal Express Corporation / FedEx Ground Package System, Inc.	613	1.9%	2.8%	899	2.1%	3.4%
5	American Tire Distributors, Inc.	722	2.2%	2.7%	722	1.7%	2.1%
6	UPS Supply Chain Solutions Inc.	—	—%	—%	614	1.5%	2.1%
7	Par Hawaii Refining, LLC	3,148	9.5%	2.5%	3,148	7.5%	2.0%
8	Servco Pacific Inc.	537	1.6%	2.3%	537	1.3%	1.8%
9	SKF USA Inc.	—	—%	—%	431	1.0%	1.7%
10	Shurtech Brands, LLC	645	2.0%	1.9%	645	1.5%	1.5%
11	BJ's Wholesale Club, Inc.	634	1.9%	1.9%	634	1.5%	1.5%
12	Subaru of America, Inc.	—	—%	—%	963	2.3%	1.5%
13	Safeway Inc.	146	0.4%	1.8%	146	0.3%	1.4%
14	EF Transit, Inc.	535	1.6%	1.8%	535	1.3%	1.4%
15	Exel Inc.	945	2.9%	1.6%	945	2.2%	1.3%
16	Trex Company, Inc.	646	2.0%	1.6%	646	1.5%	1.3%
17	Avnet, Inc.	581	1.8%	1.6%	581	1.4%	1.2%
18	A.L. Kilgo Company, Inc.	310	0.9%	1.5%	310	0.7%	1.2%
19	Cummins Inc.	604	1.8%	1.5%	604	1.4%	1.2%
20	Manheim Remarketing, Inc.	338	1.0%	1.4%	338	0.8%	1.1%
21	Whirlpool Corporation	805	2.4%	1.4%	805	1.9%	1.1%
22	Warehouse Rentals Inc.	278	0.8%	1.3%	278	0.7%	1.0%
23	Coca-Cola Bottling of Hawaii, LLC	351	1.1%	1.3%	351	0.8%	1.0%
24	YNAP Corporation	167	0.5%	1.3%	167	0.4%	1.0%
25	Hellmann Worldwide Logistics Inc.	240	0.7%	1.2%	240	0.6%	1.0%
26	ODW Logistics, Inc.	—	—%	—%	760	1.8%	1.0%
27	Cott Beverages Inc.	—	—%	—%	421	1.0%	1.0%
28	General Mills Operations, LLC	158	0.5%	1.2%	158	0.4%	0.9%
29	Honolulu Warehouse Co., Ltd.	298	0.9%	1.2%	298	0.7%	0.9%
30	AES Hawaii, Inc.	1,242	3.8%	1.0%	1,242	2.9%	0.8%
31	The Toro Company	450 (3)	1.4%	1.0%	450	1.1%	0.8%
32	LZB Manufacturing, Inc.	221	0.7%	1.0%	221	0.5%	0.8%
	Total	19,894	60.3%	53.8%	27,194	64.3%	60.1%

(1) Rented square feet is pursuant to existing leases as of March 31, 2019 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(3) Square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.

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FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE

FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE

As of March 31, 2019

(dollars and sq. ft. in thousands)

	Total	2019	2020	2021	2022	2023	2024 and Thereafter
Mainland Properties Expirations:							
Total sq. ft. (1)	16,409						
Leased sq. ft. (1) (2)	16,409	33	394	2,455	567	1,384	11,576
Percent		0.2%	2.4%	15.0%	3.5%	8.4%	70.5%
Annualized rental revenues (3)	$ 89,119	$ 202	$ 1,359	$ 12,430	$ 4,256	$ 11,004	$ 59,868
Percent		0.2%	1.5%	13.9%	4.8%	12.3%	67.3%
Hawaii Properties Expirations:							
Total sq. ft.	16,834						
Leased sq. ft. (2)	16,620	394	357	543	2,510	305	12,511
Percent		2.4%	2.1%	3.3%	15.1%	1.8%	75.3%
Annualized rental revenues (3)	$ 97,178	$ 862	$ 2,192	$ 4,539	$ 18,346	$ 2,099	$ 69,140
Percent		0.9%	2.3%	4.7%	18.9%	2.2%	71.0%
Total Expirations:							
Total sq. ft. (1)	33,243						
Leased sq. ft. (1) (2)	33,029	427	751	2,998	3,077	1,689	24,087
Percent		1.3%	2.3%	9.1%	9.3%	5.1%	72.9%
Annualized rental revenues (3)	$ 186,297	$ 1,064	$ 3,551	$ 16,969	$ 22,602	$ 13,103	$ 129,008
Percent		0.6%	1.9%	9.1%	12.1%	7.0%	69.3%
Next Scheduled Rent Resets:							
Reset sq. ft.	4,923	1,242	359	377	508	475	1,962
Percent (4)		7.5%	2.2%	2.3%	3.1%	2.9%	11.8%
Annualized rental revenues (3)	$ 29,297	$ 1,861	$ 2,527	$ 2,471	$ 4,050	$ 2,842	$ 15,546
Percent (4)		1.9%	2.6%	2.5%	4.2%	2.9%	16.0%

(1) Square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.
(2) Leased square feet is pursuant to existing leases as of March 31, 2019, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any.
(3) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(4) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties that have leases that include rent resets.

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PRO FORMA FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE

PRO FORMA FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE (1)

As of March 31, 2019

(dollars and sq. ft. in thousands)

	Total	2019	2020	2021	2022	2023	2024 and Thereafter
Mainland Properties Expirations:							
Total sq. ft. (2)	25,597						
Leased sq. ft. (2) (3)	25,597	33	394	2,455	567	2,144	20,004
Percent		0.1%	1.5%	9.6%	2.2%	8.4%	78.2%
Annualized rental revenues (4)	$ 140,443	$ 202	$ 1,359	$ 12,430	$ 4,256	$ 13,352	$ 108,844
Percent		0.1%	1.0%	8.9%	3.0%	9.5%	77.5%
Hawaii Properties Expirations:							
Total sq. ft.	16,834						
Leased sq. ft. (3)	16,620	394	357	543	2,510	305	12,511
Percent		2.4%	2.1%	3.3%	15.1%	1.8%	75.3%
Annualized rental revenues (4)	$ 97,178	$ 862	$ 2,192	$ 4,539	$ 18,346	$ 2,099	$ 69,140
Percent		0.9%	2.3%	4.7%	18.9%	2.2%	71.0%
Total Expirations:							
Total sq. ft. (2)	42,431						
Leased sq. ft. (2) (3)	42,217	427	751	2,998	3,077	2,449	32,515
Percent		1.0%	1.8%	7.1%	7.3%	5.8%	77.0%
Annualized rental revenues (4)	$ 237,621	$ 1,064	$ 3,551	$ 16,969	$ 22,602	$ 15,451	$ 177,984
Percent		0.4%	1.5%	7.1%	9.5%	6.5%	74.9%
Next Scheduled Rent Resets:							
Reset sq. ft.	4,923	1,242	359	377	508	475	1,962
Percent (5)		7.5%	2.2%	2.3%	3.1%	2.9%	11.8%
Annualized rental revenues (4)	$ 29,297	$ 1,861	$ 2,527	$ 2,471	$ 4,050	$ 2,842	$ 15,546
Percent (5)		1.9%	2.6%	2.5%	4.2%	2.9%	16.0%

(1) Pro Forma Five Year Lease Expiration and Reset Schedule includes our acquisitions made in April 2019, as if the acquisitions had been completed as of March 31, 2019.
(2) Square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.
(3) Leased square feet is pursuant to existing leases as of March 31, 2019, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any.
(4) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(5) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties that have leases that include rent resets.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

33

PORTFOLIO LEASE EXPIRATION SCHEDULE

PORTFOLIO LEASE EXPIRATION SCHEDULE

As of March 31, 2019

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (1)	% of Total Rented Square Feet Expiring (1)	Cumulative % of Total Rented Square Feet Expiring (1)	Annualized Rental Revenues Expiring (2)	% of Total Annualized Rental Revenues Expiring (2)	Cumulative % of Total Annualized Rental Revenues Expiring (2)
4/1/2019-12/31/2019	9	427	1.3%	1.3%	$ 1,064	0.6%	0.6%
2020	17	751	2.3%	3.6%	3,551	1.9%	2.5%
2021	30	2,998	9.1%	12.7%	16,969	9.1%	11.6%
2022	66	3,077	9.3%	22.0%	22,602	12.1%	23.7%
2023	24	1,689	5.1%	27.1%	13,103	7.0%	30.7%
2024	18	6,428	19.5%	46.6%	23,891	12.8%	43.5%
2025	10	885	2.7%	49.3%	4,851	2.6%	46.1%
2026	2	611	1.8%	51.1%	3,128	1.7%	47.8%
2027	8	4,349 (3)	13.2%	64.3%	21,613	11.6%	59.4%
2028	21	2,628	8.0%	72.3%	18,477	9.9%	69.3%
Thereafter	77	9,186	27.7%	100.0%	57,048	30.7%	100.0%
Total	282	33,029	100.0%		$ 186,297	100.0%	
Weighted average remaining lease term (in years)		9.3			10.2		

(1) Rented square feet is pursuant to existing leases as of March 31, 2019, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(3) Rented square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

34

PRO FORMA PORTFOLIO LEASE EXPIRATION SCHEDULE

PRO FORMA PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

As of March 31, 2019

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (2)	% of Total Rented Square Feet Expiring (2)	Cumulative % of Total Rented Square Feet Expiring (2)	Annualized Rental Revenues Expiring (3)	% of Total Annualized Rental Revenues Expiring (3)	Cumulative % of Total Annualized Rental Revenues Expiring (3)
4/1/2019-12/31/2019	9	427	1.0%	1.0%	$ 1,064	0.4%	0.4%
2020	17	751	1.8%	2.8%	3,551	1.5%	1.9%
2021	30	2,998	7.1%	9.9%	16,969	7.1%	9.0%
2022	66	3,077	7.3%	17.2%	22,602	9.5%	18.5%
2023	25	2,449	5.8%	23.0%	15,451	6.5%	25.0%
2024	26	10,159	24.1%	47.1%	41,821	17.6%	42.6%
2025	13	1,421	3.4%	50.5%	8,263	3.5%	46.1%
2026	2	611	1.4%	51.9%	3,128	1.3%	47.4%
2027	10	5,538 (4)	13.1%	65.0%	26,976	11.4%	58.8%
2028	22	2,948	7.0%	72.0%	20,051	8.4%	67.2%
Thereafter	82	11,838	28.0%	100.0%	77,745	32.8%	100.0%
Total	302	42,217	100.0%		$ 237,621	100.0%	
Weighted average remaining lease term (in years)		9.0			9.9		

(1) Pro Forma Portfolio Lease Expiration Schedule includes our acquisitions made in April 2019, as if the acquisitions had been completed as of March 31, 2019.
(2) Rented square feet is pursuant to existing leases as of March 31, 2019, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.
(3) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(4) Rented square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.

INDUSTRIAL LOGISTICS PROPERTIES TRUST
35

10450 Doral Blvd. Doral, FL Square Feet: 240,283 Tenant: Hellmann Worldwide Logistics, Inc. EXHIBIT A 36

PROPERTY DETAIL

PROPERTY DETAIL

As of March 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
1	4501 Industrial Drive	Fort Smith	AR	1	Mainland Industrial	64	100.0%	$ 469	$ 4,385	$ 4,022	1/29/2015	2013
2	955 Aeroplaza Drive	Colorado Springs	CO	1	Mainland Industrial	125	100.0%	907	8,212	7,440	1/29/2015	2012
3/4	13400 East 39th Avenue and 3800 Wheeling Street	Denver	CO	2	Mainland Industrial	394	100.0%	1,359	16,101	14,719	1/29/2015	1996
5	150 Greenhorn Drive	Pueblo	CO	1	Mainland Industrial	54	100.0%	543	4,377	3,942	1/29/2015	2013
6	2 Tower Drive	Wallingford	CT	1	Mainland Industrial	62	100.0%	465	3,643	2,961	10/24/2006	1978
7	235 Great Pond Drive	Windsor	CT	1	Mainland Industrial	171	100.0%	1,383	11,869	10,291	7/20/2012	2004
8	10450 Doral Boulevard	Doral	FL	1	Mainland Industrial	240	100.0%	2,272	43,326	42,624	6/27/2018	2001
9	2100 NW 82nd Avenue	Miami	FL	1	Mainland Industrial	37	100.0%	265	1,895	1,134	3/19/1998	2013
10	1000 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	42	100.0%	428	2,252	2,252	12/5/2003	—
11	1001 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	338	100.0%	2,664	18,559	17,269	12/5/2003	—
12	1024 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	312	1,818	1,818	12/5/2003	—
13	1024 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	26	100.0%	223	1,385	1,385	12/5/2003	—
14	1027 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	102	100.0%	794	5,444	5,444	12/5/2003	—
15	1030 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	122	100.0%	1,009	5,655	5,655	12/5/2003	—
16	1038 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	47	100.0%	361	2,576	2,576	12/5/2003	—
17	1045 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	15	100.0%	109	819	819	12/5/2003	—
18	1050 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	43	100.0%	329	2,277	1,943	12/5/2003	—
19	1052 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	30	100.0%	197	1,943	1,862	12/5/2003	—
20	1055 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	27	100.0%	206	1,216	1,216	12/5/2003	—
21	106 Puuhale Road	Honolulu	HI	1	Hawaii Building	14	100.0%	263	1,342	1,285	12/5/2003	1966
22	1062 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	241	1,647	1,419	12/5/2003	—
23	1122 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	106	100.0%	791	5,781	5,781	12/5/2003	—
24	113 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	77	100.0%	693	3,729	3,729	12/5/2003	—
25	1150 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	46	100.0%	531	2,445	2,445	12/5/2003	—
26	120 Mokauea Street	Honolulu	HI	1	Hawaii Building	31	100.0%	450	2,608	2,497	12/5/2003	1970
27	120 Sand Island Access Road	Honolulu	HI	1	Hawaii Building	71	100.0%	1,341	13,735	9,335	11/23/2004	2004
28	120B Mokauea Street	Honolulu	HI	1	Hawaii Building	35	100.0%	546	1,953	1,953	12/5/2003	1970
29	125 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	310	1,630	1,630	12/5/2003	—
30	125B Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	49	100.0%	418	2,815	2,815	12/5/2003	—
31	1330 Pali Highway	Honolulu	HI	1	Hawaii Land and Easement	20	100.0%	459	1,423	1,423	12/5/2003	—
32	1360 Pali Highway	Honolulu	HI	1	Hawaii Land and Easement	126	100.0%	2,853	9,331	9,225	12/5/2003	—
33	140 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	22	100.0%	204	1,100	1,100	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

37

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of March 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
34	142 Mokauea Street	Honolulu	HI	1	Hawaii Building	26	100.0%	427	3,637	3,267	12/5/2003	1972
35	148 Mokauea Street	Honolulu	HI	1	Hawaii Land and Easement	86	100.0%	729	3,476	3,476	12/5/2003	—
36	150 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	123	100.0%	1,068	4,887	4,887	12/5/2003	—
37	151 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	38	100.0%	343	1,956	1,956	12/5/2003	—
38	158 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	101	100.0%	911	2,488	2,488	12/5/2003	—
39	165 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	16	100.0%	147	758	758	12/5/2003	—
40	179 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	62	100.0%	640	2,480	2,480	12/5/2003	—
41	180 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	67	100.0%	630	1,655	1,655	12/5/2003	—
42	1926 Auiki Street	Honolulu	HI	1	Hawaii Building	42	100.0%	629	4,436	3,958	12/5/2003	1959
43	1931 Kahai Street	Honolulu	HI	1	Hawaii Land and Easement	96	100.0%	944	3,779	3,779	12/5/2003	—
44	197 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	301	1,238	1,238	12/5/2003	—
45	2001 Kahai Street	Honolulu	HI	1	Hawaii Land and Easement	27	100.0%	249	1,091	1,091	12/5/2003	—
46	2019 Kahai Street	Honolulu	HI	1	Hawaii Land and Easement	27	100.0%	263	1,377	1,377	12/5/2003	—
47	2020 Auiki Street	Honolulu	HI	1	Hawaii Land and Easement	47	100.0%	—	2,385	2,385	12/5/2003	—
48	204 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	308	1,689	1,689	12/5/2003	—
49	207 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	460	2,024	2,024	12/5/2003	—
50	2103 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	79	100.0%	688	3,212	3,212	12/5/2003	—
51	2106 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	275	1,737	1,668	12/5/2003	—
52	2110 Auiki Street	Honolulu	HI	1	Hawaii Land and Easement	20	100.0%	—	837	837	12/5/2003	—
53	212 Mohonua Place	Honolulu	HI	1	Hawaii Land and Easement	46	100.0%	382	1,067	1,067	12/5/2003	—
54	2122 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	327	1,365	1,365	12/5/2003	—
55	2127 Auiki Street	Honolulu	HI	1	Hawaii Land and Easement	57	100.0%	533	3,003	2,977	12/5/2003	—
56	2135 Auiki Street	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	313	825	825	12/5/2003	—
57	2139 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	22	100.0%	196	885	885	12/5/2003	—
58	214 Sand Island Access Road	Honolulu	HI	1	Hawaii Building	22	100.0%	444	2,391	2,344	12/5/2003	1981
59	2140 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	19	100.0%	186	931	931	12/5/2003	—
60	2144 Auiki Street	Honolulu	HI	1	Hawaii Building	54	98.3%	1,325	9,729	7,608	12/5/2003	1953
61	215 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	42	100.0%	493	2,117	2,117	12/5/2003	—
62	218 Mohonua Place	Honolulu	HI	1	Hawaii Land and Easement	34	100.0%	319	1,741	1,741	12/5/2003	—
63	220 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	66	100.0%	592	2,619	2,619	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

38

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of March 31, 2019 (dollars and square feet in thousands) **EXHIBIT A**

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
64	2250 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	76	100.0%	687	3,862	3,862	12/5/2003	—
65	2264 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	339	1,632	1,632	12/5/2003	—
66	2276 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	344	1,619	1,619	12/5/2003	—
67	228 Mohonua Place	Honolulu	HI	1	Hawaii Land and Easement	37	100.0%	343	1,865	1,865	12/5/2003	—
68	2308 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	65	100.0%	577	3,314	3,314	12/5/2003	—
69	231 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	19	100.0%	162	752	752	12/5/2003	—
70	231B Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	39	100.0%	366	1,539	1,539	12/5/2003	—
71	2344 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	144	100.0%	1,332	6,709	6,709	12/5/2003	—
72	238 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	60	100.0%	546	2,273	2,273	12/5/2003	—
73	2635 Waiwai Loop A	Honolulu	HI	1	Hawaii Land and Easement	23	100.0%	212	1,967	1,821	12/5/2003	—
74	2635 Waiwai Loop B	Honolulu	HI	1	Hawaii Land and Easement	22	100.0%	209	1,965	1,913	12/5/2003	—
75	2760 Kam Highway	Honolulu	HI	1	Hawaii Land and Easement	29	100.0%	147	846	846	12/5/2003	—
76	2804 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	34	100.0%	256	1,777	1,776	12/5/2003	—
77	2806 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	278	1,801	1,801	12/5/2003	—
78	2808 Kam Highway	Honolulu	HI	1	Hawaii Land and Easement	13	100.0%	104	310	310	12/5/2003	—
79	2809 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	36	100.0%	278	1,837	1,837	12/5/2003	—
80	2810 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	52	100.0%	595	3,340	3,340	12/5/2003	—
81	2810 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	412	100.0%	3,454	27,703	27,699	12/5/2003	—
82	2812 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	273	1,804	1,802	12/5/2003	—
83	2814 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	37	100.0%	281	1,925	1,925	12/5/2003	—
84	2815 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	213	1,823	1,821	12/5/2003	—
85	2815 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	98	287	287	12/5/2003	—
86	2816 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	44	100.0%	238	1,036	1,025	12/5/2003	—
87	2819 Mokumoa Street - A	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	274	1,821	1,821	12/5/2003	—
88	2819 Mokumoa Street - B	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	270	1,816	1,816	12/5/2003	—
89	2819 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	286	2,123	2,115	12/5/2003	—
90	2821 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	98	287	287	12/5/2003	—
91	2826 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	70	100.0%	438	3,921	3,921	12/5/2003	—
92	2827 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	273	1,801	1,801	12/5/2003	—
93	2828 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	187	100.0%	1,494	12,448	12,448	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

39

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of March 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
94	2829 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	70	100.0%	—	1,722	1,720	12/5/2003	—
95	2829 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	98	287	287	12/5/2003	—
96	2829 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	305	2,088	2,088	12/5/2003	—
97	2830 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	296	2,146	2,146	12/5/2003	—
98	2831 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	270	860	860	12/5/2003	—
99	2831 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	212	1,857	1,634	12/5/2003	—
100	2833 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	97	601	601	12/5/2003	—
101	2833 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	30	100.0%	291	1,701	1,701	12/5/2003	—
102	2833 Paa Street #2	Honolulu	HI	1	Hawaii Land and Easement	30	100.0%	291	1,675	1,675	12/5/2003	—
103	2836 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	26	100.0%	144	1,353	1,353	12/5/2003	—
104	2838 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	83	100.0%	665	4,262	4,262	12/5/2003	—
105	2839 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	109	627	627	12/5/2003	—
106	2839 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	238	1,942	1,942	12/5/2003	—
107	2840 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	304	2,149	2,149	12/5/2003	—
108	2841 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	316	2,088	2,088	12/5/2003	—
109	2844 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	259	1,974	1,963	12/5/2003	—
110	2846-A Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	61	100.0%	474	3,135	2,770	12/5/2003	—
111	2847 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	—	885	769	12/5/2003	—
112	2849 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	362	860	860	12/5/2003	—
113	2850 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	9	100.0%	66	459	393	12/5/2003	—
114	2850 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	305	2,143	2,143	12/5/2003	—
115	2850 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	298	100.0%	2,146	22,827	22,827	12/5/2003	—
116	2855 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	318	1,807	1,807	12/5/2003	—
117	2855 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	291	1,934	1,934	12/5/2003	—
118	2857 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	311	983	983	12/5/2003	—
119	2858 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	278	1,801	1,801	12/5/2003	—
120	2861 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	70	100.0%	431	3,867	3,867	12/5/2003	—
121	2864 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	285	1,842	1,838	12/5/2003	—
122	2864 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	273	2,092	2,092	12/5/2003	—
123	2865 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	299	1,934	1,934	12/5/2003	—
124	2868 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	377	1,801	1,801	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

40

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of March 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
125	2869 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	289	1,794	1,794	12/5/2003	—
126	2875 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	23	100.0%	229	1,330	1,330	12/5/2003	—
127	2879 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	278	1,789	1,789	12/5/2003	—
128	2879 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	229	1,735	1,724	12/5/2003	—
129	2886 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	60	100.0%	702	2,205	2,205	12/5/2003	—
130	2889 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	289	1,783	1,783	12/5/2003	—
131	2906 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	295	1,816	1,815	12/5/2003	—
132	2908 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	360	1,810	1,809	12/5/2003	—
133	2915 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	105	100.0%	867	2,579	2,579	12/5/2003	—
134	2927 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	268	1,778	1,778	12/5/2003	—
135	2928 Kaihikapu Street - A	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	277	1,801	1,801	12/5/2003	—
136	2928 Kaihikapu Street - B	Honolulu	HI	1	Hawaii Land and Easement	38	100.0%	289	1,948	1,948	12/5/2003	—
137	2960 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	38	100.0%	318	1,977	1,977	12/5/2003	—
138	2965 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	42	100.0%	337	2,140	2,140	12/5/2003	—
139	2969 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	80	100.0%	381	4,053	4,045	12/5/2003	—
140	2970 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	291	1,722	1,722	12/5/2003	—
141	33 S. Vineyard Boulevard	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	142	844	844	12/5/2003	—
142	525 N. King Street	Honolulu	HI	1	Hawaii Land and Easement	21	100.0%	269	1,342	1,342	12/5/2003	—
143	609 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	24	100.0%	213	624	617	12/5/2003	—
144	619 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	55	100.0%	528	1,415	1,414	12/5/2003	—
145	645 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	265	882	882	12/5/2003	—
146	659 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	256	880	864	12/5/2003	—
147	659 Puuloa Road	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	273	1,807	1,807	12/5/2003	—
148	660 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	196	1,787	1,784	12/5/2003	—
149	667 Puuloa Road	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	291	862	860	12/5/2003	—
150	669 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	438	1,877	1,858	12/5/2003	—
151	673 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	259	1,801	1,801	12/5/2003	—
152	675 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	30	100.0%	222	1,081	1,081	12/5/2003	—
153	679 Puuloa Road	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	275	1,810	1,808	12/5/2003	—
154	685 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	270	1,801	1,801	12/5/2003	—
155	673 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	275	1,821	1,805	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

41

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of March 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
156	692 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	370	1,798	1,798	12/5/2003	—
157	697 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	299	1,805	1,493	12/5/2003	—
158	702 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	267	1,787	1,784	12/5/2003	—
159	704 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	59	100.0%	469	3,075	2,813	12/5/2003	—
160	709 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	330	1,801	1,801	12/5/2003	—
161	719 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	319	1,960	1,960	12/5/2003	—
162	729 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	232	1,801	1,801	12/5/2003	—
163	733 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	65	100.0%	676	3,403	3,403	12/5/2003	—
164	739 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	238	1,801	1,801	12/5/2003	—
165	759 Puuloa Road	Honolulu	HI	1	Hawaii Land and Easement	34	100.0%	267	1,769	1,766	12/5/2003	—
166	761 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	73	100.0%	548	3,759	3,758	12/5/2003	—
167	766 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	279	1,801	1,801	12/5/2003	—
168	770 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	343	1,801	1,801	12/5/2003	—
169	789 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	47	100.0%	263	2,611	2,609	12/5/2003	—
170	80 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	191	100.0%	1,564	7,972	7,972	12/5/2003	—
171	803 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	73	100.0%	—	3,804	3,804	12/5/2003	—
172	808 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	57	100.0%	505	3,279	3,279	12/5/2003	—
173	812 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	267	2,613	2,613	12/5/2003	—
174	819 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	105	100.0%	1,036	5,434	5,201	12/5/2003	—
175	822 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	322	1,810	1,798	12/5/2003	—
176	830 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	273	1,826	1,806	12/5/2003	—
177	841 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	63	100.0%	499	3,265	3,265	12/5/2003	—
178	842 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	314	1,809	1,797	12/5/2003	—
179	846 Ala Lilikoi Boulevard B	Honolulu	HI	1	Hawaii Land and Easement	8	100.0%	42	234	234	12/5/2003	—
180	848 Ala Lilikoi Boulevard A	Honolulu	HI	1	Hawaii Land and Easement	326	100.0%	1,656	9,426	9,426	12/5/2003	—
181	850 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	48	100.0%	266	2,684	2,682	12/5/2003	—
182	852 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	279	1,801	1,801	12/5/2003	—
183	855 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	215	1,834	1,834	12/5/2003	—
184	865 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	36	100.0%	312	1,846	1,846	12/5/2003	—
185	889 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	49	100.0%	412	6,203	6,153	11/21/2012	—
186	905 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	21	100.0%	172	1,148	1,148	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

42

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of March 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
187	918 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	72	100.0%	464	3,820	3,820	12/5/2003	—
188	930 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	69	100.0%	517	3,654	3,654	12/5/2003	—
189	944 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	27	100.0%	207	1,219	1,219	12/5/2003	—
190	949 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	237	100.0%	1,608	11,568	11,568	12/5/2003	—
191	950 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	262	1,724	1,724	12/5/2003	—
192	960 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	14	100.0%	120	614	614	12/5/2003	—
193	960 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	37	100.0%	308	1,933	1,933	12/5/2003	—
194	970 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	15	100.0%	111	817	817	12/5/2003	—
195	91-027 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	214	—%	—	2,667	2,667	6/15/2005	—
196	91-064 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	99	100.0%	323	1,826	1,826	6/15/2005	—
197	91-080 Hanua	Kapolei	HI	1	Hawaii Land and Easement	217	100.0%	508	2,187	2,187	6/15/2005	—
198	91-083 Hanua	Kapolei	HI	1	Hawaii Land and Easement	47	100.0%	127	716	716	6/15/2005	—
199	91-086 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	1,242	100.0%	1,861	13,884	13,884	6/15/2005	—
200	91-087 Hanua	Kapolei	HI	1	Hawaii Land and Easement	22	100.0%	69	381	381	6/15/2005	—
201	91-091 Hanua	Kapolei	HI	1	Hawaii Land and Easement	41	100.0%	156	552	552	6/15/2005	—
202	91-102 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	99	100.0%	252	1,599	1,599	6/15/2005	—
203	91-110 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	99	100.0%	234	1,293	1,293	6/15/2005	—
204	91-119 Olai	Kapolei	HI	1	Hawaii Land and Easement	98	100.0%	226	1,981	1,981	6/15/2005	—
205	91-141 Kalaeloa	Kapolei	HI	1	Hawaii Land and Easement	910	100.0%	2,015	11,624	11,624	6/15/2005	—
206	91-150 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	250	100.0%	425	3,159	3,159	6/15/2005	—
207	91-171 Olai	Kapolei	HI	1	Hawaii Land and Easement	24	100.0%	53	265	242	6/15/2005	—
208	91-174 Olai	Kapolei	HI	1	Hawaii Land and Easement	58	100.0%	151	1,009	992	6/15/2005	—
209	91-175 Olai	Kapolei	HI	1	Hawaii Land and Easement	48	100.0%	—	1,286	1,268	6/15/2005	—
210	91-185 Kalaeloa	Kapolei	HI	1	Hawaii Land and Easement	122	100.0%	238	1,761	1,761	6/15/2005	—
211	91-202 Kalaeloa	Kapolei	HI	1	Hawaii Building	84	100.0%	375	2,048	2,001	6/15/2005	1964
212	91-210 Kauhi	Kapolei	HI	1	Hawaii Land and Easement	44	100.0%	125	567	567	6/15/2005	—
213	91-210 Olai	Kapolei	HI	1	Hawaii Land and Easement	54	100.0%	206	706	706	6/15/2005	—
214	91-218 Olai	Kapolei	HI	1	Hawaii Land and Easement	107	100.0%	209	1,683	1,665	6/15/2005	—
215	91-220 Kalaeloa	Kapolei	HI	1	Hawaii Building	23	100.0%	349	1,871	1,322	6/15/2005	1991
216	91-222 Olai	Kapolei	HI	1	Hawaii Land and Easement	158	100.0%	380	2,035	2,035	6/15/2005	—
217	91-238 Kauhi	Kapolei	HI	1	Hawaii Building	85	100.0%	1,379	10,599	7,935	6/15/2005	1981
218	91-241 Kalaeloa	Kapolei	HI	1	Hawaii Building	45	100.0%	703	5,247	3,635	6/15/2005	1990

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

43

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of March 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
219	91-250 Komohana	Kapolei	HI	1	Hawaii Land and Easement	107	100.0%	302	1,506	1,506	6/15/2005	—
220	91-252 Kauhi	Kapolei	HI	1	Hawaii Land and Easement	43	100.0%	106	536	536	6/15/2005	—
221	91-255 Hanua	Kapolei	HI	1	Hawaii Land and Easement	95	100.0%	271	1,246	1,244	6/15/2005	—
222	91-259 Olai	Kapolei	HI	1	Hawaii Land and Easement	131	100.0%	289	2,944	2,944	6/15/2005	—
223	91-265 Hanua	Kapolei	HI	1	Hawaii Land and Easement	95	100.0%	232	1,569	1,569	6/15/2005	—
224	91-300 Hanua	Kapolei	HI	1	Hawaii Land and Easement	107	100.0%	224	1,381	1,381	6/15/2005	—
225	91-329 Kauhi	Kapolei	HI	1	Hawaii Building	48	100.0%	858	5,024	3,633	6/15/2005	2013
226	91-349 Kauhi	Kapolei	HI	1	Hawaii Land and Easement	48	100.0%	122	649	649	6/15/2005	—
227	91-399 Kauhi	Kapolei	HI	1	Hawaii Land and Easement	2,236	100.0%	2,688	27,405	27,405	6/15/2005	—
228	91-400 Komohana	Kapolei	HI	1	Hawaii Land and Easement	96	100.0%	240	1,494	1,494	6/15/2005	—
229	91-410 Komohana	Kapolei	HI	1	Hawaii Land and Easement	21	100.0%	53	430	429	6/15/2005	—
230	91-416 Komohana	Kapolei	HI	1	Hawaii Land and Easement	27	100.0%	69	724	723	6/15/2005	—
231	AES HI Easement	Kapolei	HI	1	Hawaii Land and Easement (4)	—	—%	—	1,250	1,250	6/15/2005	—
232	Other Easements & Lots	Kapolei	HI	1	Hawaii Land and Easement (4)	—	—%	—	1,753	1,379	6/15/2005	—
233	Tesaro 967 Easement	Kapolei	HI	1	Hawaii Land and Easement (4) (5)	—	—%	—	6,593	6,593	6/15/2005	—
234	Texaco Easement	Kapolei	HI	1	Hawaii Land and Easement (4)	—	—%	—	2,653	2,653	6/15/2005	—
235	94-240 Pupuole Street	Waipahu	HI	1	Hawaii Land and Easement	44	100.0%	430	717	717	12/5/2003	—
236	5500 SE Delaware Avenue	Ankeny	IA	1	Mainland Industrial	450 (6)	100.0%	1,834	20,412	18,641	1/29/2015	2012
237	951 Trails Road	Eldridge	IA	1	Mainland Industrial	173	100.0%	1,034	8,824	6,423	4/2/2007	2001
238	2300 North 33rd Avenue East	Newton	IA	1	Mainland Industrial	318	100.0%	1,458	14,131	10,508	9/29/2008	2008
239	7121 South Fifth Avenue	Pocatello	ID	1	Mainland Industrial	34	100.0%	400	4,746	4,300	1/29/2015	2007
240	1230 West 171st Street	Harvey	IL	1	Mainland Industrial	40	100.0%	475	2,473	2,299	1/29/2015	2004
241	5156 American Road	Rockford	IL	1	Mainland Industrial	38	100.0%	173	2,011	1,849	1/29/2015	1996
242	2801 Airwest Boulevard	Plainfield	IN	1	Mainland Industrial	805	100.0%	2,570	40,344	40,213	2/14/2019	2006
243	4237-4255 Anson Boulevard	Whitestown	IN	1	Mainland Industrial	1,037	100.0%	5,765	65,279	65,087	2/14/2019	2011
244	6825 West County Road 400	Greenfield	IN	1	Mainland Industrial	245	100.0%	1,548	15,217	15,164	2/14/2019	2008
245	900 Commerce Parkway West	Greenwood	IN	1	Mainland Industrial	294	100.0%	1,459	17,736	17,676	2/14/2019	2007
246	9347 E Pendleton Pike	Lawrence	IN	1	Mainland Industrial	535	100.0%	3,300	38,640	38,510	2/14/2019	2009
247	1985 International Way	Hebron	KY	1	Mainland Industrial	189	100.0%	840	10,002	9,970	2/14/2019	1997
248	20 Logistics Boulevard	Walton	KY	1	Mainland Industrial	604	100.0%	2,835	37,991	37,860	2/14/2019	2006
249	17200 Manchac Park Lane	Baton Rouge	LA	1	Mainland Industrial	125	100.0%	895	10,560	9,637	1/29/2015	2014
250	209 South Bud Street	Lafayette	LA	1	Mainland Industrial	70	100.0%	374	5,258	4,783	1/29/2015	2010

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.
(4) Land parcels include four easements.
(5) Excludes annual tenant percentage rent generally received and recognized during the first quarter of each year for the previous year. Percentage rent recognized during the first quarter of 2019 totaled $1,162.
(6) Square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.

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PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of March 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
251	4000 Principio Parkway	North East	MD	1	Mainland Industrial	1,196	100.0%	6,065	76,368	68,899	1/29/2015	2012
252	16101 Queens Court	Upper	MD	1	Mainland Industrial	221	100.0%	1,824	27,130	26,857	9/28/2018	2016
253	3800 Midlink Drive	Kalamazoo	MI	1	Mainland Industrial	158	100.0%	2,184	43,229	39,000	1/29/2015	2014
254	2401 Cram Avenue SE	Bemidji	MN	1	Mainland Industrial	22	100.0%	183	2,237	2,014	1/29/2015	2013
255	10100 89th Avenue North	Maple Grove	MN	1	Mainland Industrial	319	100.0%	2,555	24,754	24,513	10/16/2018	2015
256	110 Stanbury Industrial Drive	Brookfield	MO	1	Mainland Industrial	16	100.0%	190	2,059	1,865	1/29/2015	2012
257	628 Patton Avenue	Asheville	NC	1	Mainland Industrial	33	100.0%	202	2,014	1,856	1/29/2015	1994
258	3900 NE 6th Street	Minot	ND	1	Mainland Industrial	24	100.0%	351	3,923	3,587	1/29/2015	2013
259	1415 West Commerce Way	Lincoln	NE	1	Mainland Industrial	222	100.0%	1,092	10,718	9,830	1/29/2015	2000
260	309 Dulty's Lane	Burlington	NJ	1	Mainland Industrial	634	100.0%	3,454	53,000	47,645	1/29/2015	2001
261	725 Darlington Avenue	Mahwah	NJ	1	Mainland Industrial	167	100.0%	2,335	18,990	17,737	4/9/2014	2010
262	2375 East Newlands Road	Fernley	NV	1	Mainland Industrial	338	100.0%	1,483	18,700	16,856	1/29/2015	2007
263	55 Commerce Avenue	Albany	NY	1	Mainland Industrial	125	100.0%	1,130	11,284	10,207	1/29/2015	2013
264	32150 Just Imagine Drive	Avon	OH	1	Mainland Industrial	645	100.0%	3,479	25,480	19,757	5/29/2009	2000
265	1415 Industrial Drive	Chillicothe	OH	1	Mainland Industrial	44	100.0%	362	4,465	4,125	1/29/2015	2012
266	5300 Centerpoint Parkway	Groveport	OH	1	Mainland Industrial	581	100.0%	2,931	32,563	29,452	1/29/2015	2014
267	200 Orange Point Drive	Lewis Center	OH	1	Mainland Industrial	125	100.0%	1,049	10,075	9,168	1/29/2015	2013
268	301 Commerce Drive	South Point	OH	1	Mainland Industrial	75	100.0%	489	5,130	4,658	1/29/2015	2013
269	2820 State Highway 31	McAlester	OK	1	Mainland Industrial	59	100.0%	790	7,451	6,992	1/29/2015	2017
270	5 Logistics Drive	Carlisle	PA	1	Mainland Industrial	205	100.0%	1,257	18,814	18,620	9/20/2018	2016
271	996 Paragon Way	Rock Hill	SC	1	Mainland Industrial	945	100.0%	3,040	38,520	34,778	1/29/2015	2014
272	510 John Dodd Road	Spartanburg	SC	1	Mainland Industrial	1,016	100.0%	4,671	61,340	55,297	1/29/2015	2012
273	4836 Hickory Hill Road	Memphis	TN	1	Mainland Industrial	646	100.0%	1,408	12,921	11,710	12/23/2014	2007
274	2020 Joe B. Jackson Parkway	Murfreesboro	TN	1	Mainland Industrial	1,016	100.0%	4,993	62,759	57,003	1/29/2015	2012
275	1095 South 4800 West	Salt Lake City	UT	1	Mainland Industrial	149	100.0%	1,096	8,413	7,697	1/29/2015	2012
276	1901 Meadowville Technology Parkway	Chester	VA	1	Mainland Industrial	1,016	100.0%	6,349	71,511	64,479	1/29/2015	2012
277	181 Battaile Drive	Winchester	VA	1	Mainland Industrial	308	100.0%	1,532	14,352	10,201	4/20/2006	1987
				277		33,243	99.4%	$ 186,297	$ 1,687,858	$ 1,588,635		

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

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PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of March 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
	Pro forma - Properties acquired in April 2019 (4)											
278	3870 Ronald Reagan Boulevard	Johnstown	CO	1	Mainland Industrial	97	100.0%	998	—	—	4/9/2019	2014
279	3350 Laurel Ridge Avenue	Ruskin	FL	1	Mainland Industrial	1,018	100.0%	8,514	—	—	4/9/2019	2014
280	3425 Maple Drive	Fort Dodge	IA	1	Mainland Industrial	25	100.0%	200	—	—	4/9/2019	2014
281	2150 Stanley Road	Plainfield	IN	1	Mainland Industrial	494	100.0%	2,400	—	—	4/2/2019	2007
282	945 Monument Drive	Lebanon	IN	1	Mainland Industrial	963	100.0%	3,507	—	—	4/9/2019	2014
283	2482 Century Drive	Goshen	IN	1	Mainland Industrial	250	100.0%	1,002	—	—	4/9/2019	2015
284	3201 Bearing Drive	Franklin	IN	1	Mainland Industrial	423	100.0%	1,654	—	—	4/9/2019	1973
285	5501 Providence Hill Drive	St. Joseph	MO	1	Mainland Industrial	67	100.0%	374	—	—	4/9/2019	2014
286	3502 Enterprise Avenue	Joplin	MO	1	Mainland Industrial	231	100.0%	1,164	—	—	4/9/2019	2014
287	5148 North Hanley Road	St. Louis	MO	1	Mainland Industrial	431	100.0%	4,112	—	—	4/9/2019	2015
288	52 Pettengill Road	Londonderry	NH	1	Mainland Industrial	614	100.0%	4,901	—	—	4/9/2019	2015
289	7000 West Post Road	Las Vegas	NV	1	Mainland Industrial	96	100.0%	1,305	—	—	4/9/2019	2010
290	158 West Yard Road	Feura Bush	NY	1	Mainland Industrial	354	100.0%	1,666	—	—	4/9/2019	2002
291/292/293	1580, 1590 & 1600 Williams Road	Columbus	OH	3	Mainland Industrial	760	100.0%	2,348	—	—	4/9/2019	1999
294	1800 Union Airpark Boulevard	Union	OH	1	Mainland Industrial	1,791	100.0%	9,048	—	—	4/9/2019	2014
295	700 Marine Drive	Rock Hill	SC	1	Mainland Industrial	201	100.0%	971	—	—	4/9/2019	2014
296	1990 Hood Road	Greer	SC	1	Mainland Industrial	190	100.0%	1,105	—	—	4/9/2019	2015
297	5001 West Delbridge Street	Sioux Falls	SD	1	Mainland Industrial	167	100.0%	1,516	—	—	4/9/2019	2016
298	5000 Commerce Way	Petersburg	VA	1	Mainland Industrial	1,016	100.0%	4,539	—	—	4/9/2019	2012
				21		**9,188**	**100.0%**	**51,324**	**—**	**—**		

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.
(4) Pro forma information includes 19 properties acquired in April 2019. We acquired 18 industrial properties located in 12 states with an aggregate of approximately 8,694 rentable square feet for a purchase price of $624,650, excluding acquisition related costs and including the assumption of $56,980 of mortgage debt. We also completed the acquisition of the remaining property of a previous agreement entered in February 2019 to acquire eight industrial properties in the Indianapolis and Cincinnati market areas. The last remaining property with approximately 494 rentable square feet for a purchase price of $30,500 was acquired in April 2019.

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46

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the Securities and Exchange Commission, or SEC, including under “risk factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD LOOKING STATEMENTS CONCERNING FORWARD WARNING 47